Exhibit 99.1

LELCON CO., LTD.

FINANCIAL STATEMENTS

December 31, 2015
 (Audited)

LELCON CO., LTD.
BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

12/31/2015
(Audited)
Assets
Current Assets
Cash and cash equivalents	$746
Accounts receivable	4,434
Inventory	37,879
Stockholder loans	121,583
Other current assets	19,893
Total Current Assets	184,535
Fixed assets, net	35,089
Intangible assets	1,228
Total Assets	$220,852

Liabilities and Equity(Deficit)
Current Liabilities:
Accounts payable and accrued expenses	$18,918
Notes Payable current portion	85,034
Taxes payable	922
Total Current Liabilities	104,874
Commitments(Note 5)	-
LGM Co., LTD Equity(Deficit):
Common stock ($5,000 par value; 100,000 shares authorized); 40,000 shares issued and outstanding at December 31, 2015	169,348
Accumulated other comprehensive income	1,863
Retained deficit	(55,233)
Total Equity(Deficit)	115,978
Total Liabilities and Equity(Deficit)	$220,852

"See accompanying notes to financial statements"

LELCON CO., LTD.
STATEMENTS OF OPERATIONS
(AMOUNTS EXPRESSED IN US DOLLAR)

For the period September 1, 2015(inception) through
December 31, 2015
(Audited)
Revenues	$985

Cost of Revenues	695

Gross Profit	290

Operating Expenses	58,474

Income(loss) from Continuing Operations	(58,184)

Other Income (Expenses)
Interest expense	(208)
Realized currency gain(loss)	(94)
Non-Operating (expense) income	3,253

Total Other Income (Expenses)	2,951

Income(loss) from Continuing Operations Before Income Taxes	(55,233)

Income Tax Expense	0

Net Income(Loss)	$(55,233)

Other Comprehensive Income:
Net Income(loss)	$(55,233)
Unrealized foreign currency translation loss	1,863

Comprehensive Income(loss)	$(53,370)
Net Loss per Common Share:
Basic & Diluted	$(1.38)
Weighted Average Common Shares Outstanding:
Basic& Diluted	$40,000

"See accompanying notes to financial statements"

LELCON CO., LTD.
STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)

For the period September 1, 2015(inception) through
December 31, 2015
(Audited)
Cash flows from operating activities:
Net loss	$(55,233)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	1,847
Unrealized loss foreign currency	1,863
Changes in assets and liabilities:
Accounts receivable	(4,434)
Inventories	(37,879)
Other current assets	(19,893)
Accounts payable, other payables and accrued expenses	18,918
Taxes payable	922
Net cash used in operating activities:	(93,889)
Cash flows from investing activities:
Investment in intangible asset	(1,228)
Investment in equipment	(36,936)
Net cash provided(used) in investing activities:	(38,164)
Cash flows from financing activities:
Proceeds from loans	85,034
Proceeds from related party notes	(121,583)
Common stock issuance	169,348
Net cash provided(used) by financing activities:	132,799

Net change in cash and cash equivalents	746
Cash and cash equivalents - beginning of year	0
Cash and cash equivalents - end of year	$746
Supplemental disclosure of cash flow activities:
Interest	$208
Income taxes	$0
Supplemental disclosures of non cash activities:
None	$0

"See accompanying notes to financial statements"

LELCON CO., LTD.
STATEMENT OF STOCKHOLDER'S EQUITY(DEFICIT)
FOR THE PERIOD SEPTEMBER 1,2015(INCEPTION) THROUGH DECEMBER 31, 2015(Audited)
(AMOUNTS EXPRESSED IN US DOLLAR)

	Common Stock	Common Stock	Other Comprehensive	Accumulated
	Shares	Amount	Income	Deficit	Total

Initial Balances September 1, 2015	0	$0	$0	$0	$0
Capital stock issuance	40,000	169,348	0	0	169,348
Unrealized currency gain(loss)	0	0	1,863	0	1,863
Net Income 2015	0	0	0	-55,233	(55,233)

Balances December 31, 2015	40,000	$169,348	$1,863	$(55,233)	$115,978

"See accompanying notes to financial statements"

Lelcon Co., Ltd.
Notes to the Consolidated Financial Statements
As of December 31, 2015
(Audited)

NOTE 1 - COMPANY BACKGROUND

Lelcon Co., Ltd. develops car diagnostic and controlling device. The company is based in South Korea. As of June 3, 2016, Lelcon Co., Ltd. operates as a subsidiary of Leo Motors Inc.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant account policies of the Company is presented to assist in understanding the Company's financial statements. The financial statements and the notes are the representation of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to U.S. generally accepted accounting principles ("USGAAP") and have been consistently applied in the preparation of the financial statements.

Basis of Presentation and Consolidation

These financial statements and related notes are expressed in US dollars. The Company's functional currency is the Korean Won. and its fiscal year-end is December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

For certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable inventory and prepaid expenses, accounts payable and deferred revenues, the carrying amounts approximate fair value due to their short maturities.

Revenue Recognition

The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the sales price is fixed or determinable, (iii) collectability is reasonably assured and (iv) goods have been shipped and/or services rendered.

Accounts Receivable, Bad Debts and Allowance for Doubtful Accounts

Accounts receivables of the Company are reviewed to determine if their carrying value has become impaired.

The Company considers the assets to be impaired if the balances are greater than one-year old. Management regularly reviews accounts receivable and will establish an allowance for potentially uncollectible amounts when appropriate. When accounts are written off, they will be charged against the allowance.

Receivables are not collateralized and do not bear interest.

Lelcon Co., Ltd.
Notes to the Consolidated Financial Statements
As of December 31, 2015
(Audited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Cash Equivalents

For purposes of reporting cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalent.

Fixed Assets

Fixed assets are stated at cost, less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which is generally 3 to 10 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company will periodically evaluate whether events and circumstances have occurred that may warrant revision of the estimated useful lives of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. We use an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

 Intangible and Long Lived Assets

The Company follows ASC 360-10, "Property, Plant, and Equipment," which established a "primary asset" approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. Through December 31, 2015, the Company had not experienced impairment losses on its long-lived assets.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC 740-10, "Accounting for Income Taxes." Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year; and, (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity's financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if, based on the weight of available positive and negative evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken or expected to be taken on a tax return. Under ASC 740-10, a tax benefit from an uncertain tax position taken or expected to be taken may be recognized only if it is "more likely than not" that the position is sustainable upon examination, based on its technical merits. The tax benefit of a qualifying position under ASC 740-10 would equal the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all the relevant information. A liability (including interest and penalties, if applicable) is established to the extent a current benefit has been recognized on a tax return for matters that are considered contingent upon the outcome of an uncertain tax position. Related interest and penalties, if any, are included as components of income tax expense and income taxes payable.

Lelcon Co., Ltd.
Notes to the Consolidated Financial Statements
As of December 31, 2015
(Audited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Earnings per Share

Basic earnings (loss) per share is computed by dividing net income, or loss, by the weighted average number of shares of common stock outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income, or loss, by the weighted average number of shares of both common and preferred stock outstanding for the period.

Stock-Based Compensation

SFAS No. 123, "Accounting for Stock-Based Compensation," establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value of stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered. For stock based compensation the Company recognizes an expense in accordance with SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant. Stock option awards are valued using the Black-Scholes option-pricing model.

Foreign Currency Translation And Comprehensive Income

The reporting currency of the Company is the US$. The functional currency of the company is the Korean Won ("KRW"). The Company's results of operations and cash flows are translated at average exchange rates during the year, assets and liabilities are translated at the unified exchange rate at the end of the year, and equity is translated at historical exchange rates. Translation adjustments resulting from the process of translating the functional currency financial statements into US$ are included in determining comprehensive income. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. The Company does not enter any material transaction in foreign currencies and accordingly, transaction gains or losses have not had, and are not expected to have, a material effect on the results of operations of the Company.

Recent Accounting Pronouncements

The Company continually assesses any new accounting pronouncements to determine their applicability to the Company. Where it is determined that a new accounting pronouncement affects the Company's financial reporting, the Company undertakes a study to determine the consequence of the change to its financial statements and assures that there are proper controls in place to ascertain that the Company's financials properly reflect the change. The Company currently does not have any recent accounting pronouncements that they are studying and feel may be applicable.

NOTE 3 - EARNINGS PER SHARE

The Company reports basic and diluted earnings per share (EPS) according to the provisions of ASC Topic 260, which requires the presentation of basic EPS and, for companies with complex capital structures, diluted EPS. Basic EPS excludes dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted EPS is computed by dividing net income (loss) available to common stockholders, adjusted by other changes in income or loss that would result from the assumed conversion of those potential common shares, by the weighted number of common shares and common share equivalents (unless their effect is anti-dilutive) outstanding. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive. Thus, these equivalents are not included in the calculation of diluted loss per share, resulting in basic and diluted loss per share being equal. The following is a reconciliation of the computation for basic and diluted EPS for the year ended December 31, 2015:

Lelcon Co., Ltd.
Notes to the Consolidated Financial Statements
As of December 31, 2015
(Audited)

NOTE 3 - EARNINGS PER SHARE - Continued

12/31/2015

Net Income (Loss)	$(55,233)

Weighted-average common stock Outstanding - basic	40,000
Equivalents
Stock options	-
Warrants	-
Convertible Notes	-
Weighted-average common shares
outstanding- Diluted	40,000

 NOTE 4 - COMMITMENTS AND CONTINGENCIES

(a) Commitments
Lease Obligations

Twelve		Lease
months ending	Debt	Obligations	Total

12/31/2015	$85,034	$4,082	$89,116
12/31/2016	0	16,327	16,327
12/31/2017	0	0	0
12/31/2018	0	0	0
12/31/2019 & Beyond	0	0	0

Totals	$85,034	$20,409	$105,443

NOTE 6 - ACCOUNTS RECEIVABLE

31-Dec-15
US$
Accounts receivable	$4,434
Less: Allowance for doubtful debts	0
Accounts receivable, net	$4,434

Lelcon Co., Ltd.
Notes to the Consolidated Financial Statements
As of December 31, 2015
(Audited)

NOTE 7 - INVENTORIES

31-Dec-15
US$
Raw material	$37,879
Work in process	0
Finished goods	0
$37,879

NOTE 8 - PROPERTY AND EQUIPMENT

31-Dec-15
Equipment	$36,936
Total property and equipment	36,936

Accumulated depreciation	(1,847)
Property and equipment, net	$35,089

Depreciation expense for the period ended December 31, 2015 amounted to $1,847, respectively.

NOTE 9 - NOTES PAYABLE

NOTE 10 - SEGMENT INFORMATION

ASC Topic 280 requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. During the period ended December 31, 2015, the Company operated in one reportable business segment.

NOTE 11 - SUBSEQUENT EVENTS

Management has evaluated events through July 27, 2016, the date on which the financial statements were available to be issued.

Lelcon Co., Ltd.
Notes to the Consolidated Financial Statements
As of December 31, 2015
(Audited)

NOTE 11 - SUBSEQUENT EVENTS - Continued

Merger Agreement

On June 3, 2016, Leo Motors, Inc., a Nevada Corporation (the "Company") acquired fifty percent of the outstanding common stock of Lelcon Co. Ltd., a corporation incorporated in the Republic of Korea ("LELC"), from Lelcon's shareholders, which represents 20,000 shares of Lelcon common stock, in exchange for 1,414,828 shares of the Company's common stock (the "Transaction") pursuant to the Share Swap Agreement entered into by and between Lelcon Co,. LTD. and the Company (the "Agreement"). Pursuant to the Agreement, LGM became a subsidiary of the Leo Motors, Inc.

John Scrudato CPA
CERTIFIED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
 Lelcon Co.

We have audited the accompanying consolidated balance sheets of Lelcon Co. as of December 31, 2015 and the related consolidated statements of operations, changes in stockholders' equity, comprehensive income and cash flows for the year then ended. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lelcon Co. at December 31, 2015, and the results of their changes in stockholders' equity, operations, comprehensive income and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ John Scrudato CPA

Califon, New Jersey
 July 25, 2016

7 Valley View Drive Califon, New Jersey 07830

Registered Public Company Oversight Board